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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 9, 2003
                                                          ----------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates Series 2003-NC3)


                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          333-8986-18                                  13-3291626
------------------------------------     ---------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


   1585 Broadway, New York, New York                     10036
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(Address of Principal Executive Offices)               (Zip Code)


                                 (212) 296-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Description of the Certificates and the Mortgage Pool.

        On March 26, 2003, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc., Mortgage Pass-Through Certificates, Series 2003-NC3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of March 1, 2003, among Morgan Stanley Dean Witter Capital I Inc., as depositor (the "Depositor"), The Provident Bank, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee. The Certificates consist of twelve classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M3 Certificates, the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class X Certificates", the "Class P Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, sub-prime, adjustable- and fixed-rate, fully amoritizing residential mortgage loans (the "Mortgage Loans"), having as of the close of business on March 1, 2003 (the "Cut-off Date"), an aggregate principal balance of approximately $696,639,551 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates were publicly offered, as described in a Prospectus, dated January 23, 2003, and a Prospectus Supplement, dated March 24, 2003, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 11, 2003, among the Depositor, Morgan Stanley & Co. ("MS&Co."), Utendahl Capital Partners L.P. ("UCP") and The Williams Capital Group, L.P. ("WCG") (MS&Co., UCP and WCG being referred to herein, collectively, as the "Underwriters"). The Depositor sold the Class A-1 Certificates to MS&Co., WCG and UCP as initial purchasers (collectively, in such capacity, the "Initial Purchasers") pursuant to a certificate purchase agreement dated March 26, 2003, among the Depositor and the Initial Purchasers.

        Each Class of Certificates (other than the Class P Certificates and Class R Certificate) will have an approximate initial certificate principal balance ("Certificate Balance"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $324,039,000. The Class A-2 Certificates have an approximate initial aggregate Certificate Balance of $190,239,000. The Class A-3 Certificates have an approximate initial aggregate Certificate Balance of $50,000,000. The Class M-1 Certificates have an approximate initial aggregate Certificate Balance of $42,843,000. The Class M-2 Certificates have an approximate initial aggregate Certificate Balance of $36,573,000. The Class M-3 Certificates have an approximate initial aggregate Certificate Balance of $12,191,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $8,708,000. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $10,450,000. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $6,967,000. The Class X Certificates have an approximate initial aggregate Certificate Balance of $14,629,551. The Class P Certificates and the Class R Certificate will not have an approximate initial aggregate Certificate Balance.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits




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EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Morgan Stanley Dean Witter Capital I Inc. as depositor, The Provident Bank as servicer, NC Capital Corporation as responsible party and Deutsche Bank National Trust Company as trustee.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Morgan Stanley Dean Witter Capital I Inc.
                                      (Registrant)




Dated: April 9, 2003         By: /s/ Valerie H. Kay
                                  ---------------------------------------------
                                  Name:  Valerie H. Kay
                                  Title: Authorized Signatory

















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                                INDEX TO EXHIBITS


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
--------          --------------------

4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Morgan Stanley Dean Witter Capital I Inc. as depositor, The Provident Bank as servicer, NC Capital Corporation as responsible party and Deutsche Bank National Trust Company as trustee.